Summary Prospectus April 30, 2020
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class I Shares

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.
Before you invest, you may want to review the series’ prospectus, which contains more information about the series and its risks. You can find the series’ prospectus, shareholder reports, statement of additional information (SAI), and other information about the series online at www.virtus.com/our-products/individual-investors/variable-insurance-trust-funds.
The series’ prospectus and SAI, both dated April 30, 2020, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the series’ shareholder reports from your insurance company unless you specifically request paper copies from the insurance company. If your insurance company elects to use this method of delivery, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future shareholder reports in paper free of charge from the insurance company. (Please note that the series will incur additional expenses when printing and mailing any paper shareholder reports, and series expenses pass indirectly to all shareholders.) You can do so by contacting the insurance company. Your election to receive reports in paper likely will apply to all of the funds available in your insurance product, but you should ask your insurance company whether this is the case.

Investment Objective
The Series has an investment objective of long-term total return.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Newfleet Multi-Sector Fixed Income Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.
Shareholder Fees (fees paid directly from your investment)	Class I
Shareholder Fees	Non	e
Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	Non	e
Other Expenses	0.18%
Total Annual Series Operating Expenses	0.68%
Recapture of Expenses Previously Reimbursed and/or Waived	0.01%
Total Annual Series Operating Expenses After Recapture of Expenses Previously Reimbursed and/or Waived	0.69%
Example
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$70	$219	$380	$847
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to generate high current income and total return by applying extensive credit research and a time-tested approach to capitalize on opportunities across undervalued sectors of the bond market. The Series seeks diversification among 14 sectors in order to increase return potential and reduce risk.
Under normal circumstances, the Series invests at least 80% of its assets in fixed income securities. The subadviser intends to invest the Series’ assets in the following sectors of fixed income securities:

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Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

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Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

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Debt instruments issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

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Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

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High-yield debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The Series may invest in all or some of these sectors.
The Fund may use credit default swaps to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.
Principal Risks
The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are:
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Credit Risk.  If the issuer of a security fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

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Interest Rate Risk.  The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

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High-Yield Fixed Income Securities (Junk Bonds) Risk.  There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield securities than investment grade securities.

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Bank Loan Risk.  In addition to the risks typically associated with high-yield fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

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Foreign Investing Risk.  Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

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Emerging Market Risk.  Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Mortgage-Backed and Asset-Backed Securities Risk.  Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.

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Market Volatility Risk.  The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series assets as intended.

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Derivatives Risk.  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the Series may incur a loss greater than its principal investment.

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Income Risk.  Income received from the Series may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Series are reinvested in lower-yielding securities.

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Long-Term Maturities/Durations Risk.  Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

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Prepayment/Call Risk.  Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income securities experience when interest rates decline.

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Redemption Risk.  One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

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U.S. Government Securities Risk.  U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the Series’ shares.

Performance
The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based market index. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.
Calendar Year Annual Total Returns for Class A Shares*
Best Quarter:	3Q/2010:	6.52%	Worst Quarter:	3Q/2011:	-5.15%	Year to date (3/31/20):	-9.48%
Average Annual Total Returns (for the periods ended 12/31/19)	1 Year	5 Years	10 Years	Since Inception Class I (4/30/13)
Class A	10.47%	4.37%	5.71%	—
Class I*	10.89%	4.65%	—	3.65%
Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees or expenses)	8.72%	3.05%	3.75%	2.71%
(*)
Class I Shares have been in existence only since April 30, 2013; therefore, limited performance information for Class I Shares is available to include here. However, the returns for Class I Shares for other periods would have been substantially similar to those shown for Class A Shares because Class I Shares and Class A Shares are invested in the same portfolio of securities. Class A Shares pay distribution and services (12b-1) fees and Class I Shares do not; therefore, had the Class I Shares been operational during the periods shown only for Class A Shares, investment performance for Class I Shares would have been higher than for Class A Shares.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
Updated performance information is available at virtus.com or by calling 800-367-5877.
Management
The Adviser and Subadviser
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.
Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA, is the subadviser to the Series (since June 2011).
Portfolio Manager
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David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as Portfolio Manager of the Series since 1998.

Purchase and Sale of Series Shares
The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.
Tax Information
Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.
Payments to Insurance Companies and Other Financial Intermediaries
Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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